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                                                                    EXHIBIT 10.5

                             ASSUMPTION AGREEMENT

     THIS ASSUMPTION AGREEMENT is entered into this November 25, 1996 by and among GORGES/QUIK-TO-FIX FOODS, INC., a Delaware corporation (the "Purchaser") and TYSON FOODS, INC., a Delaware corporation, GORGES FOODSERVICE, INC., a Texas corporation and TYSON HOLDING CORPORATION, a Delaware corporation (each a "Seller" and collectively the "Sellers").

     WHEREAS, pursuant to that certain Asset Purchase Agreement dated as of October 17, 1996 (the "Asset Purchase Agreement") by and among Purchaser and Sellers, Sellers agreed to sell to Purchaser and Purchaser agreed to purchase from Sellers certain of the assets, properties, and rights of Seller as the same are described in Section 2.1(a) of the Asset Purchase Agreement (the "Acquired Assets"); and

     WHEREAS, pursuant to Section 2.2(c)(i) of the Asset Purchase Agreement, Purchaser has agreed to assume certain obligations of Sellers as partial consideration for the purchase of the Acquired Assets; and

     WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

     NOW, THEREFORE, pursuant to the Asset Purchase Agreement and in consideration of the premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:


     1.   Purchaser Undertaking.  Purchaser hereby assumes and agrees timely to
          ---------------------
pay and perform all of the Assumed Liabilities. Other than as specifically stated herein or in the Asset Purchase Agreement, Purchaser assumes no debt, liability or obligation of Sellers other than such Assumed Liabilities.

     2.   The Asset Purchase Agreement.  Nothing contained in this Assumption
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Agreement supersedes any of the obligations, agreements, covenants or warranties of Seller or Purchaser under the Asset Purchase Agreement (all of which survive the execution and delivery of this Assumption Agreement as provided and subject to the limitations set forth in the Asset Purchase Agreement), or shall be deemed to require Purchaser to pay or discharge any Assumed Liability so long as Purchaser shall in good faith contest or cause to be contested the amount or validity thereof. If any conflict exists between the terms of this Assumption Agreement and the Asset Purchase Agreement, then the terms of the Asset Purchase Agreement shall govern and control.
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     Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed in their names as of the date first above written.


                              SELLERS:

                              TYSON FOODS, INC.

                                 /s/ David L. Van Bebber
                              ---------------------------------------
                              Name:  David L. Van Bebber
                                    ---------------------------------
                              Title: Assistant Secretary
                                    ---------------------------------


                              GORGES FOODSERVICE, INC.


                                 /s/ David L. Van Bebber
                              ---------------------------------------
                              Name:  David L. Van Bebber
                                    ---------------------------------
                              Title: Assistant Secretary
                                    ---------------------------------


                              TYSON HOLDING CORPORATION


                                 /s/ David L. Van Bebber
                              ---------------------------------------
                              Name:  David L. Van Bebber
                                    ---------------------------------
                              Title: Assistant Secretary
                                    ---------------------------------


                              PURCHASER:

                              GORGES/QUIK-TO-FIX FOODS, INC.


                                 /s/ William A. Davies
                              ---------------------------------------
                              Name:  William A. Davies
                                    ---------------------------------
                              Title: Secretary
                                    ---------------------------------

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